SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 24, 2000 (February 15, 2000)

                           AMERICAN TOWER CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                   001-14195                     65-0723837
       --------                   ---------                     ----------
(State or Other Jurisdiction     (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)




       116 Huntington Avenue
       Boston, Massachusetts                                       02116
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

      On February 18, 2000, American Tower Corporation (the Company) issued the press release attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

         Exhibit 4.1 Indenture, by and between the Company and The Bank of New York as Trustee, for the 5.0% Notes due 2010, dated as of February 15, 2000.

         Exhibit 4.2       Form of 5.0% Note due 2010 (included in Exhibit 4.1)

         Exhibit 4.3 Registration Rights Agreement, by and among the Company and the Initial Purchasers named therein, dated as of February 15, 2000.

         Exhibit 99.1      Press Release, dated as of February 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN TOWER CORPORATION
                              (Registrant)


Date: February 24, 2000       By: /s/ Justin D. Benincasa
                                  Name: Justin D. Benincasa
                                  Title: Vice President and Corporate Controller